UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                811-21511

Lazard Global Total Return and Income Fund, Inc.
(Exact name of Fund as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Fund's telephone number, including area code:                     (212) 632-6000

Date of fiscal year end:           12/31

Date of reporting period:        12/31/2005

FORM N-CSR

Item 1.             Reports to Stockholders.

LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.
Annual Report

DECEMBER 31, 2005

Lazard Global Total Return & Income Fund, Inc.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Lazard Global Total Return & Income Fund, Inc.

Investment Overview

Dear Shareholders,

We are pleased to present the annual report of Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the year ended December 31, 2005. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

The Fund has now been in operation for over a year and a half and, overall, we are pleased with LGI’s performance since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (December 31, 2005)

For the fourth quarter of 2005, the Fund’s performance, as measured by the Net Asset Value per share (“NAV”), rose 2.1%, while the benchmark, the Morgan Stanley Capital International (MSCI®) World® Index gained 3.1%. For the full year, the Fund’s NAV increased 3.2%, which compared unfavorably with the Index’s annual return of 9.5%. However, since inception, the annualized NAV return of 12.2% is just slightly below the Index return of 12.4%. Shares of LGI ended the fourth quarter with a market price of $18.56, representing a 12.04% discount to the Fund’s NAV of $21.10. The Fund’s net assets were $202.7 million as of December 31, 2005, with total leveraged assets of $290.3 million, representing 30.2% leverage.

We believe that LGI’s investment thesis remains sound, yet NAV returns for 2005 underperformed the Index. This was in contrast to returns achieved in 2004, which outperformed the Index by a wide margin. Contributing factors throughout 2005 included the strength of the U.S. dollar versus most currencies, which has depressed foreign stock returns in U.S. dollar terms, and the continued outperformance of smaller, more volatile companies, internationally. Furthermore, the smaller, short duration currency and debt portion of the Fund was not a significant contributor to performance in 2005 (in contrast to its very strong performance in 2004).

As of December 31, 2005, 68.2% of the Fund’s total leveraged assets consisted of global equities and 31.7% consisted of emerging market currency and debt instruments, while the remaining 0.1% consisted of cash and other net assets.

Declaration of Dividends

Pursuant to LGI’s level distribution policy, the Fund’s Board of Directors has declared a monthly dividend distribution of $0.1042 per share on the company’s outstanding stock each month since inception. The first dividend was paid on July 23, 2004. This distribution level represents an annualized market yield of 6.7%, based on the share price of $18.56 at the close of NYSE trading on December 30, 2005. LGI has met all of its distribution obligations without returning any capital to the Fund’s stockholders.

Additional Information

Please note that available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio (68.2% of total leveraged assets)

The Fund’s equity portfolio is invested primarily in 35 to 45 equity securities of large, well-known global companies with strong financial productivity and attractive valuations. Examples include GlaxoSmithKline, a global, research-based pharmaceutical company based in the United Kingdom; Home Depot, a U.S.-based company that operates warehouse-style stores selling building materials, home improvement supplies, and lawn and garden products; Nokia Corp., the Finnish manufacturer of mobile telephones, enhanced communicators, entertainment and gaming devices, and media and

Lazard Global Total Return & Income Fund, Inc. Investment Overview (continued)

imaging telephones; and Total SA, the French-based energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of December 31, 2005, 43.8% of these stocks were based in North America, 29.1% were from continental Europe (not including the U.K.), 20.8% were from the U.K., and 6.3% were from Japan. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, 2005 were financials (29.6%), which includes banks, insurance companies, and financial services companies, and information technology (16.0%), a sector that encompasses those industries that include the design, development, installation, and implementation information systems and applications, which includes hardware, software, IT services, and media-related companies. Other sectors include consumer discretionary, consumer staples, energy, health care, industrials, and telecommunications services. The average dividend yield on the global equity portfolio was 2.3% as of year-end.

Global Equity Market Review

After experiencing weakness in early October, global equity markets rebounded sharply during November and December, ending the fourth quarter with solid gains. The U.S. dollar was strong versus most major currencies in the fourth quarter, continuing the trend that started at the beginning of the year, and depressing returns in U.S. dollar terms. Equity markets rebounded, as the outlook for global economies continued to be positive, and inflation appeared to be under control, despite high energy and raw-materials costs. The world’s central banks have responded to strong global growth with rate hikes in an effort to preempt inflation. The U.S. Federal Reserve raised rates twice during the fourth quarter for a total of thirteen rate increases over the last eighteen months. The European Central Bank raised interest rates in December for the first time in many years. While Japan has yet to tighten its monetary policy, continued signs of economic recovery have led to speculation that Japan will end its zero-interest-rate policy fairly soon. Mergers and acquisitions were positive during the quarter and for the year, as the value of announced transactions topped $2.5 trillion, the biggest year in the last five. Smaller-cap stocks continued to outperform large-cap stocks for the quarter and for the year, on a global basis. However, this long-term trend has waned in the U.S., as large and small caps performed roughly in line. From a sector perspective, industrials, materials, financials, and technology all outperformed for the quarter, as the outlook for global growth looks positive. Conversely, defensive sectors, such as consumer staples, health care, and utilities, lagged the broader market. Energy witnessed negative returns, as the price of oil declined to approximately $60 from its 2005 peak price of nearly $72. However, the current price of oil still represents an increase of more than 25% for the year. Telecom services also witnessed negative returns, as the industry has become increasingly competitive, and telecom companies look to retain market share. Regionally, Japan was the top-performing country for the quarter, while Australia, New Zealand, and Hong Kong lagged. The U.S. and most of Europe performed in line with the broader market while the U.K. lagged.

What Helped and What Hurt LGI

During the fourth quarter, performance for the Fund’s global equity portfolio benefited from stock selection in financials, as the portfolio’s holdings, with exposure to capital markets, rebounded from earlier weakness. These stocks had been weak earlier in the year, but the Fund’s global equity portfolio was rewarded for continuing to hold them. An overweight position in energy detracted from performance, as the sector witnessed negative returns due to a pullback in the price of oil from its August 2005 peak. However, this energy overweight had helped performance previously, and energy stocks still discount oil prices well below current levels. Stock selection in telecom services detracted from performance, as this group has been weak due to an increasingly competitive landscape. However, we believe that the global equity portfolio’s holdings in this group have a solid competitive position in various markets and lack exposure to the weakest part of the market, which is fixed-line telephony.

Emerging Market Currency and Debt Portfolio (31.7% of total leveraged assets)

The Fund also seeks enhanced income through investments in high-yielding, short duration1 (typically, under

Lazard Global Total Return & Income Fund, Inc. Investment Overview (continued)

one year) emerging market forward currency contracts and local currency debt instruments. As of December 31, this portfolio consisted primarily of forward currency contracts (90.0%), with a smaller allocation to sovereign debt obligations (10.0%). The average duration of the emerging market currency and debt portfolio was approximately 2.8 months as of December 31, with an average yield of 7.6%.

At year end, the Fund’s emerging market currency and debt holdings were highly diversified across 25 countries within Eastern Europe (18.5%), Asia (27.7%), Latin America (19.2%), the Middle East (8.9%), Africa (14.1%), and the Commonwealth of Independent States and the Baltic countries (11.6%).

Emerging Market Currency and Debt Market Review

Performance of the emerging market currency and debt portion of the Fund was positive, but somewhat muted in the fourth quarter and during 2005 as a whole. Emerging market central bank policies contained the pace of foreign exchange appreciation via active intervention or the maintenance of easy monetary policies, and this was accompanied by a U.S. dollar rebound and aggressive Fed rate hikes relative to the rest of the world. The global backdrop has been, and continues to be, particularly favorable for emerging markets. The sustained strength of world economic growth has supported commodity prices and export volumes within emerging market countries. This environment has buoyed record cross-border foreign direct investment, privatization activity, and portfolio inflows. However, as of yet, we have not witnessed the expected resulting strengthening of emerging market currencies. What actually occurred was a concerted move by emerging market central banks to absorb these surplus inflows into foreign exchange reserves, thereby limiting and/or preventing the currencies gains that real economic flows would otherwise dictate. Regional monetary policy decisions were biased in favor of supporting growth via the maintenance of undervalued currencies, rather than addressing the inflationary pressures that are brewing. However, looking ahead, we expect that these upward inflationary trends will lead these monetary authorities to transition their bias from maintaining cheap currencies toward willingness to use appreciating currencies to tame or control inflation.

What Helped and What Hurt LGI

A sizeable position in 2005’s best-performing Brazilian local market generated the strongest gains for the currency and debt portfolio. Brazil’s record monthly trade surpluses and current account improvement generated marked appreciation pressure, and the tight monetary policy stance (highest real interest rate in the world) makes a long trade of the real even more compelling. Second best was Turkey, where the local money market, in U.S. dollar terms, rose 18.5%, while active exposure management and curve positioning in local debt afforded additional gains for the Fund. Other contributing factors, albeit on a much smaller scale, were positions in Egypt, the Philippines, Iceland, Colombia, Mexico, and the Euro hedge. These positions helped control volatility too, with lowly correlated markets and/or heavily managed currency regimes tending to weather the generalized U.S. dollar strength relatively well. The Fund had little to no exposure to some of the worst performing local markets, including the Czech Republic, Hungary, Botswana, and South Africa.

Emerging European exposures hurt performance on low domestic yields and currencies that declined with the euro. Positions in Slovakia and Slovenia fared particularly poorly in this regard. Asian currencies were the next largest detractor. Most countries in the region (ex-Malaysia) are sizeable net oil importers and the rising energy prices have caused some deterioration of external balances and have affected investor sentiment (markedly, in the case of Indonesia). Across Asia, loose monetary policies and central banks’ demonstrated preference for weaker currencies due to competitiveness and growth concerns has put local currencies on the defensive. A widening interest rate differential in favor of the U.S. dollar also contributed to Asia’s underperformance.

Lazard Global Total Return & Income Fund, Inc. Investment Overview (continued)

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

All returns are for the year ended December 31, 2005 and reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will have not been repurchased. The specific portfolio holdings may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard Global Total Return & Income Fund, Inc. Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index*

Average Annual Total Returns*
Periods Ended December 31, 2005

	One	Since
	Year	Inception**

Market Price	2.38%	1.57%
Net Asset Value	3.18	12.21
MSCI World Index	9.49	12.40

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI World Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and Far East, New Zealand, Canada, and the United States.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc. Investment Overview (concluded)

Ten Largest Equity Holdings
December 31, 2005

		Percentage of
Security	Value	Net Assets

Credit Suisse Group Sponsored ADR	$7,652,690	3.78%
Total SA Sponsored ADR	7,343,840	3.62
Microsoft Corp.	7,337,690	3.62
Exxon Mobil Corp.	7,200,994	3.55
Nokia Oyj Sponsored ADR	7,173,600	3.54
Nomura Holdings, Inc. ADR	6,392,572	3.15
Bank of America Corp.	6,377,930	3.15
Johnson & Johnson	6,268,430	3.09
HSBC Holdings PLC Sponsored ADR	6,139,861	3.03
JPMorgan Chase & Co.	5,909,682	2.92

Portfolio Holdings Presented by Sector
December 31, 2005

Percentage of
Sector	Total Investments

Commercial Services	1.5%
Consumer Discretionary	4.2
Consumer Staples	11.6
Emerging Markets Debt Obligations	3.7
Energy	11.4
Financials	23.8
Health Care	6.9
Producer Manufacturing	6.2
Technology	12.9
Telecommunications	1.9
Short-Term Investment	15.9

Total Investments	100.0%

Lazard Global Total Return & Income Fund, Inc.

Portfolio of Investments
December 31, 2005

Description	Shares	Value

Common Stocks—97.7%
Finland—3.5%
Nokia Oyj Sponsored ADR (c)	392,000	$7,173,600

France—6.8%
Societe Generale Sponsored ADR	101,300	2,492,993
Total SA Sponsored ADR (c)	58,100	7,343,840
Vivendi Universal SA Sponsored ADR	124,800	3,922,464

Total France		13,759,297

Germany—3.2%
Schering AG ADR (d)	31,800	2,127,738
Siemens AG Sponsored ADR (d)	50,600	4,330,854

Total Germany		6,458,592

Italy—2.4%
Eni SpA Sponsored ADR (c), (d)	35,700	4,978,722

Japan—6.2%
Canon, Inc. Sponsored ADR (d)	69,000	4,059,270
Kao Corp. Sponsored ADR	7,700	2,063,138
Nomura Holdings, Inc. ADR (d)	332,600	6,392,572

Total Japan		12,514,980

Netherlands—2.6%
Heineken NV ADR (d)	163,750	5,192,513

Switzerland—9.9%
Credit Suisse Group Sponsored ADR (d)	150,200	7,652,690
Nestle SA Sponsored ADR (d)	57,400	4,284,910
Novartis AG ADR (d)	39,600	2,078,208
Swiss Re Sponsored ADR (c), (d)	55,200	4,034,568
UBS AG (d)	21,400	2,036,210

Total Switzerland		20,086,586

United Kingdom—20.3%
Barclays PLC Sponsored ADR (c), (d)	135,300	5,693,424
BP PLC Sponsored ADR (c), (d)	69,600	4,469,712
Cadbury Schweppes PLC Sponsored ADR (c), (d)	112,700	4,315,283
Diageo PLC Sponsored ADR (d)	101,100	5,894,130
GlaxoSmithKline PLC ADR (c)	80,200	4,048,496
HSBC Holdings PLC Sponsored ADR (d)	76,300	6,139,861
Tesco PLC Sponsored ADR	119,000	2,031,687
Unilever PLC Sponsored ADR	95,500	3,831,460
Vodafone Group PLC Sponsored ADR	219,100	4,704,077

Total United Kingdom		41,128,130

Description	Shares	Value

United States—42.8%
Bank of America Corp. (c)	138,200	$6,377,930
Chevron Corp. (c)	73,400	4,166,918
Cisco Systems, Inc. (a)	220,400	3,773,248
Citigroup, Inc. (c)	116,000	5,629,480
Exxon Mobil Corp. (c)	128,200	7,200,994
First Data Corp.	84,300	3,625,743
General Electric Co.	116,300	4,076,315
Golden West Financial Corp. (d)	31,200	2,059,200
Honeywell International, Inc.	55,000	2,048,750
International Business Machines Corp.	42,600	3,501,720
Johnson & Johnson	104,300	6,268,430
JPMorgan Chase & Co. (c)	148,896	5,909,682
Microsoft Corp. (c)	280,600	7,337,690
Oracle Corp. (a), (c)	477,000	5,824,170
Pfizer, Inc.	103,500	2,413,620
The Coca-Cola Co. (c)	74,200	2,991,002
The Home Depot, Inc.	107,600	4,355,648
United Technologies Corp.	88,000	4,920,080
Wells Fargo & Co.	67,000	4,209,610

Total United States		86,690,230

Total Common Stocks
(Identified cost $179,944,558)		197,982,650

Description	Principal Amount (000) (e)	Value

Foreign Government Obligations—4.5%
Egypt—3.2%
Egypt Treasury Bills:
0.00%, 01/03/06	3,350	583,226
0.00%, 01/17/06	4,150	720,117
0.00%, 01/31/06	3,775	652,875
0.00%, 02/07/06	8,425	1,454,730
0.00%, 02/21/06	4,575	787,406
0.00%, 03/28/06	2,175	371,233
0.00%, 04/25/06	2,150	364,568
0.00%, 09/26/06	3,100	507,506
0.00%, 10/17/06	6,800	1,108,025

Total Egypt		6,549,686

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2005

	Principal
	Amount
Description	(000) (e)	Value

Turkey—1.3%
Turkey Government Bonds:
0.00%, 11/08/06	897	$592,066
0.00%, 03/07/07	3,231	2,045,033

Total Turkey		2,637,099

Total Foreign Government Obligations
(Identified cost $9,081,595)		9,186,785

Description	Shares	Value

Short-Term Investment—19.4%
Collateral for Securities on Loan—19.4%
State Street Navigator Securities Lending Prime Portfolio, 4.28% (Identified cost $39,251,299) (f), (g)	39,251,299	$39,251,299

Total Investments—121.6%
(Identified cost $228,277,452) (b)		$246,420,734
Liabilities in Excess of Cash and Other Assets—(21.6)%		(43,753,393)

Net Assets—100.0%		$202,667,341

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2005

Forward Currency Contracts open at December 31, 2005:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	01/17/06	1,578,969	$529,500	$518,815	$—	$10,685
ARS	01/30/06	2,668,856	898,000	873,162	—	24,838
ARS	01/31/06	1,689,000	559,549	552,403	—	7,146
ARS	02/02/06	3,006,000	1,002,000	982,711	—	19,289
ARS	02/13/06	1,744,960	574,000	569,089	—	4,911
ARS	02/21/06	1,541,180	526,000	501,756	—	24,244
ARS	02/23/06	2,940,745	986,000	956,990	—	29,010
BRL	01/05/06	106,076	45,468	45,350	—	118
BRL	01/09/06	8,584,794	3,748,000	3,665,759	—	82,241
BRL	01/11/06	3,703,622	1,574,000	1,580,511	6,511	—
BRL	02/01/06	2,058,910	878,000	873,001	—	4,999
BRL	02/03/06	242,565	103,000	102,769	—	231
BRL	03/14/06	1,110,633	478,000	463,902	—	14,098
BRL	12/20/06	1,672,163	645,000	647,664	2,664	—
COP	01/10/06	3,775,054,500	1,659,000	1,650,768	—	8,232
COP	01/30/06	748,004,000	328,000	326,997	—	1,003
COP	01/31/06	1,151,826,000	505,852	503,525	—	2,327
COP	03/02/06	1,038,288,000	446,000	453,457	7,457	—
COP	05/12/06	1,119,552,000	476,000	487,466	11,466	—
COP	05/18/06	929,880,000	405,000	404,776	—	224
EGP	02/28/06	5,443,460	908,000	940,742	32,742	—
GHC	01/17/06	1,589,870,000	173,000	174,137	1,137	—
GHC	02/14/06	1,710,510,000	185,000	186,289	1,289	—
GHC	02/28/06	5,742,387,000	621,000	623,495	2,495	—
GHC	04/10/06	2,754,280,000	296,000	296,219	219	—
HRK	02/28/06	6,284,880	1,015,000	1,005,668	—	9,332
IDR	01/17/06	22,739,010,000	2,337,000	2,310,875	—	26,125
IDR	01/19/06	4,386,720,000	444,000	445,805	1,805	—
ILS	01/31/06	3,579,000	765,136	777,182	12,046	—
ILS	02/21/06	8,133,495	1,771,000	1,765,733	—	5,267
ILS	09/29/06	2,418,504	528,000	523,831	—	4,169
INR	01/05/06	154,191,840	3,344,000	3,424,436	80,436	—
INR	02/02/06	11,528,880	264,000	255,519	—	8,481
INR	02/03/06	129,596,000	2,864,000	2,872,144	8,144	—
INR	02/14/06	15,100,320	326,000	334,476	8,476	—
ISK	01/09/06	26,307,000	404,599	415,323	10,724	—
ISK	01/23/06	20,457,304	322,000	322,210	210	—
ISK	01/31/06	16,305,975	255,000	256,480	1,480	—
ISK	02/28/06	34,033,215	529,000	533,135	4,135	—
KRW	01/11/06	1,618,762,000	1,558,000	1,601,556	43,556	—
KRW	01/19/06	483,678,000	477,000	478,573	1,573	—
KRW	01/31/06	911,947,150	901,000	902,427	1,427	—
KRW	02/08/06	484,053,450	479,000	479,054	54	—
KRW	02/21/06	101,561,320	98,000	100,531	2,531	—
MYR	02/13/06	2,752,775	745,000	729,710	—	15,290
MYR	02/14/06	2,859,348	760,000	757,995	—	2,005
PEN	01/26/06	1,611,027	495,000	469,722	—	25,278
PEN	01/30/06	1,545,384	456,000	450,598	—	5,402

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2005

Forward Currency Contracts open at December 31, 2005 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

PEN	01/31/06	2,138,070	$627,000	$623,417	$—	$3,583
PEN	03/06/06	1,595,069	469,000	465,224	—	3,776
PEN	04/12/06	1,705,170	503,000	497,414	—	5,586
PEN	04/17/06	1,705,170	503,000	497,422	—	5,578
PHP	02/02/06	130,165,080	2,428,000	2,447,328	19,328	—
PHP	02/23/06	46,610,200	845,000	874,866	29,866	—
PLN	01/11/06	16,322,000	5,033,615	5,010,516	—	23,099
RON	01/09/06	2,082,985	689,000	666,568	—	22,432
RON	01/13/06	7,373,628	2,390,000	2,359,174	—	30,826
RON	01/17/06	522,751	170,750	167,222	—	3,528
RON	01/23/06	2,502,000	824,084	800,142	—	23,942
RON	01/23/06	558,000	182,801	178,449	—	4,352
RON	01/27/06	2,564,346	829,000	819,930	—	9,070
RUB	05/24/06	99,755,000	3,526,158	3,457,228	—	68,930
RUB	06/09/06	15,998,580	559,000	554,280	—	4,720
RUB	10/06/06	14,598,120	509,000	505,176	—	3,824
RUB	02/26/07	42,336,000	1,470,000	1,456,181	—	13,819
RUB	02/26/07	7,284,020	251,000	250,540	—	460
RUB	09/19/08	21,264,250	725,000	714,376	—	10,624
SGD	01/11/06	1,320,962	784,000	794,693	10,693	—
SGD	01/19/06	2,018,737	1,211,000	1,214,780	3,780	—
SGD	01/27/06	1,996,970	1,184,000	1,201,982	17,982	—
SGD	02/06/06	1,720,021	1,019,000	1,035,641	16,641	—
SGD	02/27/06	1,633,980	964,000	984,586	20,586	—
SGD	03/07/06	729,676	434,000	439,816	5,816	—
SIT	01/26/06	536,896,250	2,698,649	2,644,555	—	54,094
SIT	02/21/06	23,024,150	115,000	113,470	—	1,530
SKK	01/17/06	111,334,062	3,514,000	3,473,007	—	40,993
SKK	02/15/06	14,283,170	451,000	446,116	—	4,884
SKK	02/28/06	37,762,031	1,187,000	1,180,128	—	6,872
THB	01/11/06	51,380,160	1,248,000	1,252,876	4,876	—
THB	01/17/06	28,969,325	707,000	706,309	—	691
THB	02/21/06	1,980,000	48,000	48,245	245	—
TRY	01/05/06	959,630	700,000	709,098	9,098	—
TRY	01/17/06	1,757,622	1,282,000	1,294,598	12,598	—
TRY	01/19/06	4,817,246	3,533,000	3,546,309	13,309	—
TWD	01/03/06	82,630,970	2,503,969	2,516,828	12,859	—
TWD	01/03/06	82,630,970	2,514,254	2,516,828	2,574	—
TWD	01/25/06	31,262,980	939,110	954,705	15,595	—
TWD	02/27/06	85,267,520	2,587,000	2,611,894	24,894	—
TZS	01/04/06	192,950,000	167,056	165,658	—	1,398
TZS	02/07/06	229,049,000	197,797	195,568	—	2,229
TZS	02/09/06	492,574,000	425,355	420,357	—	4,998
TZS	02/16/06	275,420,000	235,000	234,620	—	380
TZS	02/23/06	316,752,210	261,000	269,347	8,347	—
TZS	03/20/06	394,321,000	333,323	333,182	—	141
TZS	06/05/06	647,511,000	525,944	537,969	12,025	—
TZS	06/22/06	255,046,600	212,000	211,137	—	863

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.

Portfolio of Investments (concluded)
December 31, 2005

Forward Currency Contracts open at December 31, 2005 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

TZS	06/23/06	217,537,000	$180,972	$180,047	$—	$925
TZS	07/05/06	134,366,000	111,600	110,912	—	688
TZS	10/13/06	758,249,000	617,040	611,728	—	5,312
TZS	10/26/06	447,902,000	364,000	360,291	—	3,709
TZS	10/26/06	473,088,000	384,000	380,551	—	3,449
TZS	12/15/06	442,737,000	346,880	352,163	5,283	—
UAH	04/10/06	1,711,950	339,000	331,411	—	7,589
UAH	04/19/06	778,770	153,000	150,469	—	2,531
UAH	05/12/06	1,435,380	282,000	275,976	—	6,024
UAH	05/19/06	1,601,149	314,000	307,390	—	6,610
UAH	06/09/06	1,566,785	309,000	299,454	—	9,546
UAH	06/09/06	1,438,200	282,000	274,878	—	7,122
UAH	06/19/06	3,003,840	596,000	572,900	—	23,100
UAH	08/01/06	2,040,000	404,553	385,663	—	18,890
UAH	08/07/06	1,063,440	211,000	200,800	—	10,200
UAH	08/10/06	1,582,990	311,000	298,722	—	12,278
UAH	09/11/06	2,671,200	525,000	500,844	—	24,156

Total Forward Currency Purchase Contracts			$99,934,014	$99,588,690	$488,972	$834,296

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	02/23/06	2,940,745	$998,555	$956,990	$41,565	$—
BRL	01/05/06	106,076	46,000	45,350	650	—
BRL	02/24/06	1,106,770	475,825	465,071	10,754	—
EUR	02/07/06	2,482,000	2,997,673	2,933,790	63,883	—
ILS	01/31/06	4,690,469	1,022,000	1,018,538	3,462	—
INR	01/05/06	24,483,600	540,000	543,754	—	3,754
INR	01/05/06	129,708,240	2,874,739	2,880,681	—	5,942
INR	02/03/06	16,627,380	366,000	368,501	—	2,501
PLN	01/11/06	1,460,654	454,000	448,391	5,609	—
TRY	01/05/06	959,630	707,561	709,098	—	1,537
TRY	01/17/06	1,757,622	1,291,752	1,294,598	—	2,846
TWD	01/03/06	82,630,970	2,494,143	2,516,828	—	22,685
TWD	01/03/06	82,630,970	2,514,254	2,516,828	—	2,574
TZS	01/04/06	192,950,000	165,622	165,658	—	36

Total Forward Currency Sale Contracts			$16,948,124	$16,864,076	125,923	41,875

Gross unrealized appreciation/depreciation on Forward Currency Contracts					$614,895	$876,171

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
December 31, 2005

(a)	Non-income producing security.
(b)

For federal income tax purposes, the aggregate cost was $228,277,452, aggregate gross unrealized appreciation was $22,313,989, aggregate gross unrealized depreciation was $4,170,707 and the net unrealized appreciation was $18,143,282.

(c)	Segregated security for forward currency contracts.
(d)	Security or portion thereof is out on loan.
(e)	Principal amount denominated in respective country’s currency.
(f)	Rate shown reflects 7 day yield as of December 31, 2005.
(g)	Represents security purchased with cash collateral received for securities on loan.

Security Abbreviation:

ADR — American Depositary Receipt

Currency Abbreviations:
ARS	— Argentine Peso	PEN	— Peruvian New Sol
BRL	— Brazilian Real	PHP	— Philippine Peso
COP	— Colombian Peso	PLN	— Polish Zloty
EGP	— Egyptian Pound	RON	— Romanian Leu
EUR	— Euro	RUB	— Russian Ruble
GHC	— Ghanaian Cedi	SGD	— Singapore Dollar
HRK	— Croatian Kuna	SIT	— Slovenian Tolar
IDR	— Indonesian Rupiah	SKK	— Slovenska Koruna
ILS	— Israeli Shekel	THB	— Thai Baht
INR	— Indian Rupee	TRY	— New Turkish Lira
ISK	— Iceland Krona	TWD	— New Taiwan Dollar
KRW	— South Korean Won	TZS	— Tanzanian Shilling
MYR	— Malaysian Ringgit	UAH	— Ukranian Hryvnia

Portfolio holdings by industry (as percentage of net assets) (unaudited):

Industry
Alcohol & Tobacco	5.5%
Banking	18.1
Commercial Services	1.8
Computer Software	6.5
Consumer Products	1.0
Drugs	5.3
Energy Integrated	13.9
Financial Services	8.9
Food & Beverages	7.6
Insurance	2.0
Leisure & Entertainment	1.9
Manufacturing	7.6
Medical Products	3.1
Retail	3.1
Semiconductors & Components	2.0
Technology	1.7
Technology Hardware	5.4
Telecommunications	2.3

Subtotal	97.7
Foreign Government Obligations	4.5
Collateral for Securities on Loan	19.4

Total Investments	121.6%

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 2005

ASSETS
Investments in securities, at value (cost $228,277,452)	$246,420,734
Cash	78,736
Foreign currency, at value (cost $421,363)	421,455
Receivables for:
Dividends and interest	331,481
Income from securities loaned	3,573
Gross appreciation on forward currency contracts	614,895

Total assets	247,870,874

LIABILITIES
Payables for:
Management fees	215,641
Accrued directors’ fees	783
Amounts due upon return of securities on loan	39,251,299
Line of credit outstanding	4,675,000
Gross depreciation on forward currency contracts	876,171
Other accrued expenses and payables	184,639

Total liabilities	45,203,533

Net assets	$202,667,341

NET ASSETS
Paid in capital	$183,076,027
Undistributed net investment income	137,092
Accumulated undistributed net realized gain	1,572,124
Net unrealized appreciation (depreciation) on:
Investments	18,143,282
Foreign currency and forward currency contracts	(261,184)

Net assets	$202,667,341

Shares of common stock outstanding*	9,605,237
Net assets per share of common stock	$21.10
Market value per share	$18.56

*	$ 0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Operations
For the year ended December 31, 2005

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $255,096)	$4,753,321
Interest	678,814
Income from securities loaned	105,450

Total investment income	5,537,585

Expenses:
Management fees	2,494,734
Professional services	103,947
Custodian fees	92,934
Shareholders’ reports	88,102
Administration fees	77,820
Shareholders’ services	42,913
Shareholders’ meeting	39,666
Directors’ fees and expenses	20,295
Other	70,701

Total gross expenses before interest expense	3,031,112
Interest expense	249,220

Total gross expenses	3,280,332
Expense reductions	(1,390)

Total net expenses	3,278,942

Net investment income	2,258,643

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investments (net of foreign capital gains taxes of $139,822)	5,519,815
Foreign currency and forward currency contracts	2,211,027
Net change in unrealized appreciation (depreciation) on:
Investments	(972,437)
Foreign currency and forward currency contracts	(2,920,342)

Net realized and unrealized gain on investments and foreign currency	3,838,063

Net increase in net assets resulting from operations	$6,096,706

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2005	Period Ended December 31, 2004**

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$2,258,643	$1,749,285
Net realized gain on investments and foreign currency	7,730,842	7,986,028
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(3,892,779)	21,774,877

Net increase in net assets resulting from operations	6,096,706	31,510,190

Distributions to Stockholders:
From net investment income	(12,010,388)	(6,005,194)

Net decrease in net assets resulting from distributions	(12,010,388)	(6,005,194)

Capital Stock Transactions:
Proceeds from common shares issued in offering	—	183,360,000
Offering costs for common shares charged to paid in capital	—	(384,000)

Net increase in net assets from capital stock transactions	—	182,976,000

Total increase (decrease) in net assets	(5,913,682)	208,480,996
Net assets at beginning of period***	208,581,023	100,027

Net assets at end of period*	$202,667,341	$208,581,023

Transactions in Capital Shares:
Common shares outstanding at beginning of period***	9,605,237	5,237

Common shares issued in offering	—	9,600,000

Net increase	—	9,600,000

Common shares outstanding at end of period	9,605,237	9,605,237

*	Includes undistributed net investment income of $137,092 and $3,425,188, respectively.
**	Fund commenced operations on April 28, 2004.
***	Represents initial seed capital on April 20, 2004 for the period ended December 31, 2004.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period:

	Year Ended 12/31/05	For the Period 4/28/04* to 12/31/04

Net asset value, beginning of period	$21.72	$19.06 (a)

Income from investment operations:
Net investment income	0.23	0.18
Net realized and unrealized gain	0.40	3.11

Total from investment operations	0.63	3.29

Less distributions from:
Net investment income	(1.25)	(0.63)

Total distributions	(1.25)	(0.63)

Net asset value, end of period	$21.10	$21.72

Market value, end of period	$18.56	$19.37

Total Return based upon:
Net asset value (b)	3.18%	17.67%
Market value (b)	2.38%	0.26%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$202,667	$208,581
Ratios to average net assets:
Net expenses (c)	1.63%	1.57%
Gross expenses (c)	1.63%	1.57%
Gross expenses excluding interest expense (c)	1.51%	1.49%
Net investment income (c)	1.12%	1.40%
Portfolio turnover rate	18%	7%

*	Commencement of operations.
(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.
(b)

Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements
December 31, 2005

1. Organization

Lazard Global Total Return & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the NYSE, NASDAQ national market or other U.S. exchanges or markets are generally based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of the offsetting contract. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, such securities will be valued at their fair values as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

Under these procedures, in the event that the Investment Manager, a wholly-owned subsidiary of Lazard Frères & Co. LLC, determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, a Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Securities Lending—The Fund may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2005

At December 31, 2005, the value of the securities on loan was $38,397,674 and corresponding cash collateral received was $39,251,299.

In accordance with accounting principles generally accepted in the United States, cash received as collateral for securities lending transactions which is invested in income producing securities is included in the Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the Statement of Assets and Liabilities.

(e) Leveraging—The Fund intends to use leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street, up to a maximum of 33 1/3 % of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1/3 % threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price of the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(f) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(g) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

At December 31, 2005, the Fund had no unused capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2005, the Fund had no net capital and cur-

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2005

rency losses arising between November 1, 2005 and December 31, 2005.

(h) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to approval and oversight of the Fund’s Board of Directors. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

The tax character of dividends and distributions paid during the years ended December 31 was as follows:

Ordinary Income		Long-Term Capital Gain

2005	2004	2005	2004

$10,926,802	$6,005,194	$1,083,586	$ —

At December 31, 2005, the components of distributable earnings on a tax basis were $1,572,124 of undistributed long-term capital gain and $18,019,189 of net unrealized appreciation.

(i) Expense Reductions— When the Fund leaves excess cash in a demand deposit account, it may receive credits which are available to offset custody expenses. The Statement of Operations reports gross custody expenses, and reports the amount of such credits separately as an expense reduction.

(j) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy consisting of equity securities of companies with market capitalizations of $5 billion or greater domiciled in those countries that comprise the Morgan Stanley Capital International (MSCI®) World® Index. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Lever-

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2005

age in the amount of 33 1/3% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money or/and issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of Directors of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included in the Fund’s Semi-Annual Report dated June 30, 2005 under “Other Information—Board Consideration of Management Agreements.”

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments

Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

(a) Investment Manager Fee Conflict Risk— The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (concluded)
December 31, 2005

Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2005 were $37,619,677 and $40,353,625, respectively.

For the year ended December 31, 2005, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $40 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $40 million or 33 1/3% of its Total Leveraged Assets. Interest on borrowings is payable at the Federal Funds rate plus 0.50%, on an annualized basis.

Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2005, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

$7,443,158	$ 13,675,000	4.136%

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. The Fund’s investments in emerging markets are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Lazard Global Total Return & Income Fund, Inc.
Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Lazard Global Total Return & Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lazard Global Total Return & Income Fund, Inc. (the “Fund”) as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for the periods presented and the financial highlights for each of the periods presented. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Global Total Return & Income Fund, Inc. as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2006

Lazard Global Total Return & Income Fund, Inc.
Proxy Voting Results
(unaudited)

A special meeting of stockholders was held on August 11, 2005, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Proposal 1: To approve the Management Agreement between the Fund and the Investment Manager.

For	Against	Abstain

9,237,915	89,711	104,089

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by the Plan Agent in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting Computer share Shareholder Services, Inc., as dividend disbursing agent (the “Plan Agent”). If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) and Term with the Fund(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Board of Directors:
Class I — Directors with Term Expiring in 2006
Independent Directors:

Robert M. Solmson (58)	Director

Director, Lazard Alternative Strategies Fund, LLC; Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan, Inc.; Former Director, Independent Bank, Memphis.

Interested Director(3):

Charles Carroll (45)	Chief Executive Officer, President and Director	Deputy Chairman and Head of Global Marketing of the Investment Manager.

Class II — Directors with Term Expiring in 2007
Independent Directors:

Kenneth S. Davidson (60)	Director

President, Davidson Capital Management Corporation; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery/London; President of Aquiline Advisors LLC.

Lester Z. Lieberman (75)	Director

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center.

Interested Director(3):

Ashish Bhutani (45)	Director

Chief Executive Officer of the Investment Manager; from 2001 to December 2002, Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein and member of its Global Corporate and Markets Board and the Global Executive Committee; from 1995 to 2001, Chief Executive Officer of Wasserstein Perella Securities; and from 1989 to 2001, Deputy Chairman of Wasserstein Perella Group.

Class III — Directors with Term Expiring in 2008
Independent Directors:

John J. Burke (77)	Director

Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund, LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction Company; Trustee Emeritus, The University of Montana Foundation.

Richard Reiss, Jr. (61)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director became a Director in February 2004, except Messrs. Carroll, Solmson and Bhutani, who became Directors in June 2004, September 2004 and July 2005, respectively. Each Director also serves as a Director for each of the Lazard Funds (comprised of 24 investment portfolios), and serves for an indefinite term, until his successor is elected.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-828-5548.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) and Term with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (32)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager.

Stephen St. Clair (47)	Treasurer	Vice President of the Investment Manager.

John H. Blevins (40)	Chief Compliance Officer	Director and Chief Compliance Officer of the Investment Manager.

Brian D. Simon (43)	Assistant Secretary	Director of the Investment Manager; Vice President, Law & Regulations at J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (31)	Assistant Secretary	Vice President of the Investment Manager; Associate at Kirkpatrick &
Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (31)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer became an officer in February 2004, except Messrs. Blevins and Trelles, who became officers in September 2004 and December 2004, respectively. Each officer serves for an indefinite term, until his successor is elected and qualified. Each officer serves in the same capacity for the other Lazard Funds.

Lazard Global Total Return & Income Fund, Inc.
Other Information
(unaudited)

Tax Information
Year Ended December 31, 2005

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2005:

Of the dividends paid by the Fund, 29.09% of each dividend will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2005 1099-DIV.

Of the dividends paid by the Fund, 17.43% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that as of May 27, 2005 he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission (“SEC”) on Forms N-CSR and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosures in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
EquiServe Trust Company, N.A.
P.O Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare Shareholder Services, Inc.
P.O Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard Global Total Return & Income Fund, Inc. which contains information about management fees and other costs.

Lazard Asset Management LLC	30 Rockefeller Plaza New York, NY 10112-6300	www.LazardNet.com

Item 2.             Code of Ethics.

                         The Fund has adopted a code of ethics that applies to the Fund's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.             Audit Committee Financial Expert.

                         The Fund's Board of Directors (the "Board") has determined that Lester Z. Lieberman, John J. Burke and Robert M. Solmson, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Messrs. Lieberman, Burke and Solmson are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services

                         (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $46,500 in 2004 and $45,000 in 2005.

                         (b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Fund for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) of this Item 4.

                         The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to Lazard Asset Management LLC, the Fund's investment manager ("Lazard"), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Fund ("Service Affiliates") that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval of the Audit Committee were $0.

                         (c) Tax Fees. The aggregate fees billed in the Reporting Periods to the Fund for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,000 in 2004 and $6,000 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S., federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

                         The aggregate fees billed for the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0.

                         (d) All Other Fees. The aggregate fees billed for the Reporting Periods for products and services provided by the Auditor, other than the services reported above, were $0.

                         The aggregate fees billed for the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported above, which required pre-approval by the Audit Committee were $0.

                         (e) Audit Committee Pre-Approval Policies and Procedures. The Fund's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Fund and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.

                         (f) None.

                         (g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Fund and rendered to Service Affiliates for the Reporting Periods were $86,000 in 2004 and $160,000 in 2005.

                         (h) Auditor Independence. There were no services rendered by the Auditor to Service Affiliates during the Reporting Periods.

Item 5.             Audit Committee of Listed Funds.

                         The Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an "interested person" as defined in the Investment Company Act of 1940, as amended, of the Fund ("Independent Directors"):

Lester Z. Lieberman, Audit Committee Chairman
John J. Burke
Kenneth S. Davidson
Richard Reiss, Jr.
Robert M. Solmson

Item 6.             Schedule of Investments.

                         Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                         The Fund has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Fund’s proxies in accordance with Lazard's proxy voting policy and guidelines (the "Voting Guidelines") that provide as follows:

    Lazard votes proxies in the best interests of its clients.

    Unless Lazard's Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

    To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals ("Approved Guidelines") or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

    Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

                         The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

    vote as recommended by management in routine election or re-election of directors;

    favor programs intended to reward management and employees for positive, long-term performance, evaluating whether the Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

    vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Fund's portfolio:

James Donald is responsible for allocation of the Fund's assets between Global Equity Investments and Currency Investments (each, as defined in the notes to the Fund's annual report to shareholders contained in Item 1) and overall management of the Fund's portfolio. Global Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst and serves as head of the emerging markets group. Before joining Lazard in 1996, Mr. Donald worked at Mercury Asset Management ("Mercury"), which he joined in 1985. At Mercury, he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. At Mercury, between 1990 and 1996, Mr. Donald served as Vice President and Treasurer for The United Kingdom Fund and The Europe Fund. Mr. Donald is a Chartered Financial Analyst ("CFA") Charterholder and received an HBA from the University of Western Ontario.

Global Equity Investments. Gabrielle Boyle, Andrew Lacey and Michael Powers are the portfolio managers responsible for investing the Fund's assets allocated to Global Equity Investments.

Ms. Boyle, a Senior Managing Director of Lazard, is a portfolio manager on the international equity team and a member of the London-based European equity team. She joined Lazard in 1993 and has been working in the investment field since 1991. Previously, Ms. Boyle worked with Royal Insurance Asset Management. She earned a BA (Hons) degree in Economics & History in 1989 and a MA in Economics in 1990, both from University College, Dublin. She is a member of the Institute of Investment Management and Research.

Mr. Lacey, a Deputy Chairman of Lazard, is a portfolio manager focusing on U.S. equity products, and also is a member of the global equity select, global ex-Australia, and global trend funds teams. He has been working in the investment field since 1995. Prior to becoming a full-time member of Lazard's equity team in 1996, Mr. Lacey worked part-time at Lazard during 1995 and 1996 while attaining his MBA from Columbia University. He also has a BA from Wesleyan University.

Mr. Powers, a Managing Director of Lazard, is a member of the international equity, international equity select, and European Equity select teams. He began working in the investment field in 1990. Before joining Lazard in 1990, he was a vice president for Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Fund's assets allocated to Currency Investments.

Ms. Belitz is a Senior Vice President of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. She has been working in the investment field since 1994. Before joining

Lazard in 1996, she was a senior portfolio administrator with Bankers Trust Company. Ms. Belitz graduated Phi Beta Kappa from Brandeis University with a BA in Economics.

Mr. Ramachandran is a Senior Vice President of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. He has an MBA from the University of Rochester, Simon School of Business and a BS in Chemical Engineering from the Indian Institute of Technology at Madras. He joined Lazard in 1997.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund's component strategies (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard and certain of the Fund's portfolio managers manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Fund. Specifically, it shows the number of other portfolios and assets managed by management teams of which each of the Fund's portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Other Pooled
	Registered Investment	Investment Vehicles
Portfolio Manager	Companies ($*)	($*)#	Other Accounts ($*)

Ardra Belitz	1 (196.3 million)	2 (817.3 million)	3 (78.7 million)
Gabrielle M. Boyle	13 (4.6 billion)	3 (27.4 million)	1,527 (24.2 billion)+
James M. Donald	6 (1.95 billion)	2 (15 million)	76 (1.17 billion)
Andrew D. Lacey	13 (3.9 billion)	6 (79.3 million)	1,258 (12.4 billion)+
Ganesh Ramachandran	1 (196.3 million)	2 (817.3 million)	3 (78.7 million)
Michael Powers	11 (4.4 billion)	3 (27.4 million)	1,510 (21.2 billion)+

*	Total assets in accounts as of December 31, 2005.
#	Ms. Belitz and Mr. Ramachandran each manage two pooled investment vehicles with respect to which the advisory fee is based on the performance of the account. The performance fee for each account is based on annualized performance over the London Interbank Offered Rate.
+	Includes an aggregation of Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to one of the Fund's component strategies. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

During the fiscal period covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Fund's portfolio management team in respect of its management of the Fund is determined by reference to the Morgan Stanley Capital International (MSCI®) World Index. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard. The plan offers permanent equity in Lazard to a significant number of its professionals, including portfolio managers, as determined by the Board of Managers of Lazard, from time to time. This plan gives certain employees of Lazard a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

Ownership of Fund Securities

As of December 31, 2005, the portfolio managers of the Fund owned the following shares of Common Stock of the Fund.

Portfolio Manager	Number of Shares

Ardra Belitz	None
Gabrielle M. Boyle	None
James M. Donald	$50,001-$100,000
Andrew D. Lacey	None
Ganesh Ramachandran	$1-$10,000
Michael Powers	None

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                         Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

                         The Fund has a Nominating Committee (the "Committee") of the Board, which is currently comprised of all of the Independent Directors. The Committee’s function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund's outstanding shares or (b) $500,000 of the Fund's shares (calculated at market value) for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

                         In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter and Procedures, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee. A nomination submission must be received not less than 120 calendar days before the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting.

Item 11.          Controls and Procedures.

                         (a)      The Fund's principal executive and principal financial officers have concluded, based on their evaluation of the Fund's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Fund's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

                         (b) There were no changes to the Fund's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 12.          Exhibits.

                         (a)(1)      Code of ethics referred to in Item 2.

                         (a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the 1940 Act.

                         (a)(3)      Not applicable.

                         (b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By:	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date:	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date:	March 10, 2006

By:	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date:	March 10, 2006